THE   EXCHANGE  OFFER  WILL  EXPIRE  AT  5:00  P.M.,  NEW  YORK  CITY  TIME,  ON
            , 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

                        PACKAGING RESOURCES INCORPORATED
                                One Conway Park
                           100 Field Drive, Suite 300
                          Lake Forest, Illinois 60045

                             LETTER OF TRANSMITTAL
               TO EXCHANGE 11 5/8% SENIOR SECURED NOTES DUE 2003

                                Exchange Agent:
                             LASALLE NATIONAL BANK

                           To: LaSalle National Bank

                            FACSIMILE TRANSMISSION:
                                 (312) 904-2236

                            CONFIRM BY TELEPHONE TO:
                                 (312) 904-2444

                   BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

                             LaSalle National Bank
                            Corporate Trust Division
                            135 South LaSalle Street
                                   Suite 1825
                            Chicago, Illinois 60603
                            Attention: Sarah H. Webb

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus dated               ,
1996, (as the same may be amended or supplemented from time to time, the "Prospectus") of Packaging Resources Incorporated, a Delaware corporation (the "Issuer"), and this Letter of Transmittal for 11 5/8% Senior Secured Notes 2003 which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 5/8% Senior Secured Notes due 2003 which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), for each $1,000 in principal amount of its outstanding 11 5/8% Senior Secured Notes due 2003 (the "Old Notes") that were issued and sold in a transaction (the "Initial Offering") exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

    The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

    All holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer
- -- How to Tender" in the Prospectus. (See Instruction 1).

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent.

    The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Jerry J. Corirossi, Vice President -- Finance and Administration of the Issuer, at (847) 295-6100, One Conway Park, 100 Field Drive, Suite 300, Lake Forest, Illinois 60045.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

    Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

    List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter.

                                     BOX 1
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                                                                                    PRINCIPAL
                                                                      PRINCIPAL     AMOUNT OF
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE  AMOUNT OF OLD   OLD NOTES
              (PLEASE FILL IN IF BLANK)                NUMBER(S) (1)     NOTES     TENDERED (2)

Totals:

(1) Need not be completed if Old Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered.

    The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes; (b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Old Notes tendered under the Exchange Offer; (c) presentation of Old Notes for transfer on the register for such Old Notes; and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered.

    By tendering Old Notes, the undersigned certifies (a) that it is not an affiliate (as defined in Rule 501 of the Securities Act, an "Affiliate") of the Issuer, that it is not a broker-dealer that owns Old Notes acquired directly from the Issuer or an Affiliate of the Issuer, that it is acquiring the Exchange Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Notes; (b) that it is an Affiliate of the Issuer or of the Initial Purchasers (as defined in the Prospectus) of the Old Notes in the Initial Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a Participating Broker-Dealer (as defined in the Registration Rights Agreement) and that it will deliver a prospectus in connection with any resale of the Exchange Notes.

    The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

    All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

    Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

    The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution: __________________________________________

       Account Number: _________________________________________________________

       Transaction Code Number: ________________________________________________

- --------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Owner(s): _________________________________________

       Date of Execution of Notice of Guaranteed Delivery: _____________________

       Window Ticket Number (if available): ____________________________________

       Name of Institution which Guaranteed Delivery: __________________________

                  PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                                         BOX 2

                                  PLEASE SIGN HERE
                         WHETHER OR NOT OLD NOTES ARE BEING
                             PHYSICALLY TENDERED HEREBY

       This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such
       person   must  set  forth  his  or  her  full  title  below.  (See
       Instruction 3)

X ______________________________________________________________________________

X ______________________________________________________________________________
                Signature(s) of Owner(s) or Authorized Signatory

Date: ____________, 1996
Name(s): _______________________________________________________________________
                                    (Please Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.: ___________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTIONS 4 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                 (Printed Name)

Date: ____________, 1996

                                     BOX 3
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                      PAYOR'S NAME: LASALLE NATIONAL BANK

                     Part 1                                        Social Security Number or
                     PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    Employer Identification
                     AND CERTIFY BY SIGNING AND DATING BELOW.               Number
SUBSTITUTE           Part 2 / /
Form W-9 Department  Check the box if you are NOT subject to back-up withholding under the
of the Treasury,     provisions of Section 2406(a)(1)(C) of the Internal Revenue Code
Internal Revenue     because (1) you have not been notified that you are subject to back-up
Service              withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding.
Payor's Request for  Part 3 / /
Taxpayer             Check if
Identification       Awaiting TIN
Number (TIN)

                     CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                     INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                     Signature   Date , 1996

                                   Name: (Please Print)


                    BOX 4                                          BOX 5
        SPECIAL ISSUANCE INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS
         (See Instructions 3 and 4)                     (See Instructions 3 and 4)

To be completed ONLY if certificates for  Old  To  be completed ONLY if certificates for Old
Notes in a principal amount not exchanged, or  Notes in a principal amount not exchanged, or
Exchange Notes, are to be issued in the  name  Exchange  Notes,  are to  be sent  to someone
of  someone  other  than  the  person   whose  other than the person whose signature appears
signature  appears in Box 2,  or if Old Notes  in Box 2  or to  an address  other than  that delivered  by  book-entry transfer  which are  shown in Box 1.
not accepted for exchange are to be  returned  Deliver:
by  credit  to an  account maintained  at the  (check appropriate boxes)
Book-Entry Transfer Facility  other than  the  / /  Old Notes not tendered
account indicated above.                       / /  Exchange Notes, to:
Issue and deliver:                             (Please Print)
(check appropriate boxes)                      Name:
/ /  Old Notes not tendered                    Address:
/ /  Exchange Notes, to:
(Please Print)
Name:
Address:                                       Please  complete the  Substitute Form  W-9 at
                                               Box 3
                                               Tax   I.D.   or   Social   Security   Number:
Please  complete the  Substitute Form  W-9 at
Box 3
Tax   I.D.   or   Social   Security   Number:

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Old Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

    If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act of 1934, as amended. If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

    Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Old Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Old Notes and the principal amount of Old Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Old Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- How to Tender."

    The method of delivery of Old Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

    Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent.

    If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Old Notes being tendered, the names in which the Old Notes are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Old Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuer may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

    A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Old Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

    Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Old Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered (or, in the case of Old Notes tendered by book-entry transfer, such non-exchanged Old Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of Old Notes to be withdrawn, the principal amount of Old Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

    3. SIGNATURES ON THIS LETTER; ASSIGNMENTS: GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.

    If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

    If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

    If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

    Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

    5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

    6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

    7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

    IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.